UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2010
Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-368-2	94-0890210

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000
None

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release relating to Chevron Corporation’s security analyst meeting held today in New York. The information provided under this Item 7.01 and in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibit
99.1	Press Release dated March 9, 2010.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: March 9, 2010	By	/s/ M.A. Humphrey
M.A. Humphrey
Vice President and Comptroller (Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX
99.1	Press release issued March 9, 2010.